NATIONAL FUEL GAS COMPANY
and
HSBC BANK USA, Rights Agent
RIGHTS AGREEMENT
Amended and Restated as of April 30, 1999





























JRP/rights.cln

                                TABLE OF CONTENTS

                                                                           Page
RIGHTS   AGREEMENT
Section 1.               Certain Definitions.............................    2
Section 2.               Appointment of Rights Agent.....................    6
Section 3.               Issue of Right Certificates.....................    6
Section 4.               Form of Right Certificates......................    8
Section 5.               Countersignature and Registration...............    9
Section 6.               Transfer, Split Up, Combination and
                         Exchange of Right Certificates;
                         Mutilated, Destroyed, Lost or Stolen
                         Right Certificates..............................   10
Section 7.               Exercise of Rights; Purchase Price;
                         Expiration Date of Rights.......................   10
Section 8.               Cancellation and Destruction of
                         Right Certificates..............................   12
Section 9.               Reservation and Availability of
                         Shares of Common Stock..........................   12
Section 10.              Common Stock Record Date........................   14
Section 11.              Adjustment of Purchase Price, Number
                         of Shares or Number of Rights...................   14
Section 12.              Certificate of Adjusted Purchase
                         Price or Number of Shares.......................   21
Section 13.              Consolidation, Merger or Sale or
                         Transfer of Assets or Earning Power.............   21
Section 14.              Fractional Rights and Fractional
                         Shares..........................................   23
Section 15.              Rights of Action................................   24
Section 16.              Agreement of Right Holders......................   24
Section 17.              Right Certificate Holder Not Deemed a
                         Stockholder.....................................   25
Section 18.              Concerning the Rights Agent.....................   25
Section 19.              Merger or Consolidation or Change of
                         Name of Rights Agent............................   26
Section 20.              Duties of Rights Agent..........................   27
Section 21.              Change of Rights Agent..........................   29
Section 22.              Issuance of New Right Certificates..............   30
Section 23.              Redemption and Termination......................   30
Section 24.              Exchange........................................   31
Section 25.              Notice of Certain Events........................   32
Section 26.              Notices.........................................   32
Section 27.              Supplements and Amendments......................   33

Section 28.              Successors......................................   34
Section 29.              Determinations and Actions by the
                         Board of Directors..............................   34
Section 30.              Benefits  of  This  Agreement...................   34
Section 31.              Severability....................................   34
Section 32.              Governing Law...................................   35
Section 33.              Counterparts....................................   35
Section 34.              Descriptive Headings............................   35

Exhibit  A - Form of Right Certificate...................................  A-1
          Form of Assignment.............................................  A-5
          Certificate....................................................  A-6
          Notice.........................................................  A-7
          Form of Election to Purchase...................................  A-8
Exhibit B - Summary of Rights to Purchase
          Common Stock...................................................  B-1

                      AMENDED AND RESTATED RIGHTS AGREEMENT


                  This AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of April 30, 1999 (the "Agreement"), between NATIONAL FUEL GAS COMPANY, a New Jersey corporation (the "Company"), and HSBC BANK USA, a trust company organized under the laws of the State of New York, formerly known as Marine Midland Bank (the "Rights Agent").

                               W I T N E S S E T H

                  WHEREAS, the Company and the Rights Agent have heretofore entered into that certain Rights Agreement, dated as of June 12, 1996 (the "Original Agreement"); and

                  WHEREAS, the Board of Directors of the Company on March 19, 1996 ("Rights Dividend Declaration Date") authorized and declared a dividend distribution (the "Distribution") of one Right for each share of Common Stock, $1.00 par value, of the Company (the "Common Stock") outstanding at the close of business on July 31, 1996 (the "Record Date"), the record date established by the Board of Directors on June 13, 1996; and

                  WHEREAS, on the Rights Dividend Declaration Date, the Board of Directors further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of Section 11(i) hereof) for each share of Common Stock issued (whether originally issued or delivered from the Company's treasury stock) between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one-half of one share of Common Stock, upon the terms and subject to the conditions hereinafter set forth (the "Rights"); and

                  WHEREAS, pursuant to Section 27 of the Original Agreement, the Company is authorized to amend the Original Agreement from time to time and, so long as its interests are not adversely affected thereby, the Rights Agent has undertaken to execute any such amendment; and

                  WHEREAS, the Board of Directors of the Company has determined that it is necessary and desirable that the Original Agreement be amended in certain respects; and

                  WHEREAS, the Rights Agent has determined that the amendments to the Original Agreement proposed by the Company and reflected in this Agreement (i) are in compliance with the terms of Section 27 of the Original Agreement and (ii) will not adversely affect its interests thereunder;

                  WHEREAS, the Company and the Rights Agent have agreed that, for ease and convenience of reference, it is desirable to incorporate such amendments into an instrument which restates in its entirety the Original Agreement, as so amended;


                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                  Section  1.   Certain   Definitions.   For  purposes  of  this
Agreement, the following terms have the meanings indicated:

                  (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of securities of the Company constituting a Substantial Block (as such term is hereinafter defined), but shall not include (i) the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any Person organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan, (ii) any Person who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of a Substantial Block solely as a result of a change in the aggregate number of shares of Voting Stock (as such term is hereinafter defined) outstanding since the last date on which such Person acquired Beneficial Ownership of any shares of the Voting Stock constituting all or a portion of such Substantial Block; and (iii) any Person who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of a Substantial Block in the good faith belief that such acquisition would not (x) cause such Person and its Affiliates and Associates to become the Beneficial Owner of a Substantial Block and such Person relied in good faith in computing the percentage of its voting power on publicly filed reports or documents of the Company which are inaccurate or out-of-date or
(y)  otherwise  cause a  Distribution  Date or the  adjustment  provided  for in
Section 11(a) to occur. Notwithstanding clause (ii) or (iii) of the prior sentence, if any Person that is not an Acquiring Person due to such clause (ii) or (iii) does not cease to be the Beneficial Owner of a Substantial Block by the close of business on the fifth Business Day (as such term is hereinafter defined) after notice from the Company (the date of notice being the first Business Day) that such Person is the Beneficial Owner of a Substantial Block, such Person shall, at the end of such five Business Day period, become an Acquiring Person (and such clause (ii) or (iii) shall no longer apply to such Person). For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by the Board of Directors of the Company, acting by the vote required to redeem the Rights under Section 23.

                  (b) "Act" shall have the meaning set forth in Section 9(c) hereof.

                  (c)  "Adjustment  Shares"  shall have the meaning set forth in
Section 11(a)(ii) hereof.

                  (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof.

                  (e) "Agreement" shall have the meaning set forth in the introduction hereto.

                  (f) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                         (i)  which  such   Person  or  any  of  such   Person's
Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (1) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (2) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event (as such term is hereinafter defined), or (3) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) hereof ("Original Rights") or pursuant to Section 11(i) or Section 22 hereof in connection with an adjustment made with respect to Original Rights; or

                         (ii)  which  such  Person  or  any  of  such   Person's
Affiliates or Associates has, directly or indirectly, the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                         (iii)  which  are  beneficially   owned,   directly  or
indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting
(except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (f)) or disposing of any securities of the Company.

Notwithstanding the foregoing, nothing contained in this definition shall cause a Person ordinarily engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired in a bona fide firm commitment underwriting pursuant to an underwriting agreement with the Company.

                  (g) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (h)  "Certification"  shall  have  the  meaning  set  forth in
Section 18 hereof.

                  (i) "Close of business" on any given day shall mean 5:00 P.M., Buffalo, New York time, on such day; provided, however, that if such day is not a Business Day, it shall mean 5:00 P.M., Buffalo, New York time, on the next succeeding Business Day.

                  (j) "Common Stock," when used with reference to the Company, shall mean the shares of common stock, $1.00 par value, of the Company. "Common Stock," when used with reference to any Person other than the Company, shall mean either the capital stock with the greatest voting power of such other Person or, if such Person is a Subsidiary of another Person, the equity securities or other equity interest having power to control or direct the management of such Person.

                  (k) "Common Stock Equivalent" shall have the meaning set forth in Section 11(a)(iii).

                  (l) "Company" shall have the meaning set forth in the introduction hereto.

                  (m) "Current Market Price" shall have the meaning set forth in
Section 11(d) hereof.

                  (n)  "Current  Value"  shall  have the  meaning  set  forth in
Section 11(a)(iii) hereof.

                  (o) "Distribution" shall have the meaning set forth in the recitals hereto.

                  (p)  "Distribution  Date"  shall have the meaning set forth in
Section 3(a) hereof.

                  (q) "Equivalent Common Stock" shall have the meaning set forth in Section 11(b) hereof.

                  (r) "Exchange Act" shall have the meaning set forth in the definitions of "Affiliate" and "Associate" above.

                  (s)  "Exchange  Ratio"  shall  have the  meaning  set forth in
Section 24(a) hereof.

                  (t)  "Expiration  Date"  shall have the  meaning  set forth in
Section 7(a) hereof.

                  (u) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

                  (v) [Intentionally omitted]

                  (w) "Original Rights" shall have the meaning set forth in the definition of "Beneficial Owner" above.

                  (x) "Person" shall mean any individual, firm, corporation, limited liability company, partnership (general, limited or limited liability), trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  (y)  "Principal  Party"  shall have the  meaning  set forth in
Section 13(b) hereof.

                  (z)  "Purchase  Price"  shall  have the  meaning  set forth in
Section 4(a) hereof.

                  (aa) "Record Date" shall have the meaning set forth in the recitals hereto.

                  (bb)  "Redemption  Price"  shall have the meaning set forth in
Section 23(a) hereof.

                  (cc) "Right  Certificate"  shall have the meaning set forth in
Section 3(a) hereof.

                  (dd) "Rights" shall have the meaning set forth in the recitals hereto.

                  (ee) "Rights Agent" shall have the meaning set forth in the introduction hereto.

                  (ff) "Rights Dividend Declaration Date" shall have the meaning set forth in the recitals hereto.

                  (gg) "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii).

                  (hh) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii).

                  (ii)  "Section  13 Event"  shall mean any event  described  in
Section 13(a).

                  (jj) "Shares Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, includes a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

                  (kk) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

                  (ll) "Subsidiary" shall mean, with reference to any Person, any corporation (or other entity) of which an amount of voting securities (or comparable ownership interests) sufficient to elect at least a majority of the directors (or comparable individuals) of such corporation (or other entity) is beneficially owned or otherwise controlled, directly or indirectly, by such Person.

                  (mm) "Substantial Block" shall mean a number of shares of Voting Stock which have 10% or more of the aggregate voting power of all outstanding shares of Voting Stock.

                  (nn) "Substitution Period" shall have the meaning set forth in
Section 11(a)(iii) hereof.

                  (oo)  "Summary of Rights"  shall have the meaning set forth in
Section 3(b) hereof.

                  (pp) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

                  (qq) "Triggering Event" shall mean any Section 11(a)(ii) Event or Section 13 Event.

                  (rr) "Voting Stock," as of the date of any determination, shall mean the shares of Common Stock, $1.00 par value, then outstanding and any other shares of capital stock of the Company which are entitled to vote generally in the election of directors.

                  Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company shall act as Co-Rights Agent and may from time to time appoint such other Co-Rights Agents as it may deem necessary or desirable upon ten calendar days' written notice to the Rights Agent. In no event shall the Rights Agent have any duty to supervise or in any way be liable for such Co-Rights Agents.

                  Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the close of business on the tenth calendar day after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the close of business on the Record Date) or (ii) the close of business on the tenth calendar day after the date of the commencement of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any Person organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan) to commence, a tender or exchange offer if, upon consummation thereof, such Person would become an Acquiring Person (the earlier of the dates in subsection (i) and (ii) hereof being herein referred to as the "Distribution Date") (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Stock. As soon as practicable after receipt by the Rights Agent of written notice from the Company of the Distribution Date, the Rights Agent, at the Company's expense, will send by first-class, postage prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit A hereto (a "Right Certificate"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

                  (b) As soon as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Common Stock, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class, postage prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for Common Stock, and the registered holders of Common Stock shall also be the registered holders of the associated Rights. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the certificates for Common Stock outstanding on the Record Date shall also constitute the transfer of the Rights associated with Common Stock represented by such certificate.

                  (c) Rights shall be issued in respect of all shares of Common Stock issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date (as such term is defined in Section 7), or, in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

                  This   certificate   also   evidences  and
          entitles the holder hereof to certain Rights as set forth in a Rights Agreement between National Fuel Gas Company and Marine Midland Bank (subsequently known as HSBC Bank USA) dated as of June 12, 1996, as amended or restated from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of National Fuel Gas Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. National Fuel Gas Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing without charge within five Business Days after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person may become null and void.

                  After the due execution of any supplement or amendment to this Agreement in accordance with the terms hereof, the reference to this Agreement in the foregoing legend shall mean the Agreement as so supplemented or amended. Until the Distribution Date, the Rights associated with Common Stock represented by certificates containing the foregoing legend shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with Common Stock represented by such certificates. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding. The failure to print the foregoing legend on any such Common Stock certificate or any other defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

                  Section 4. Form of Right Certificates. (a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates shall be in machine-printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of
Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date (or, with respect to Rights appurtenant to shares of Common Stock issued or, in the case of Company treasury stock, delivered thereafter, dated as of the date of issuance or delivery of such shares), shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock (or following a Triggering Event, other securities, cash or other assets, as the case may be) as shall be set forth therein at the price set forth therein (such exercise price per share of Common Stock, the "Purchase Price"), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

                  (b) Any Right  Certificate  issued pursuant to Section 3(a) or
Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect the avoidance of Section 7(e) hereof; and any Right Certificate issued pursuant to
Section 6 or Section 11 hereof, upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend, modified as applicable to apply to such Person:

                  The  Rights   represented  by  this  Right
                  Certificate are or were beneficially owned
                  by a Person who was or became an Acquiring
                  Person or an  Affiliate or Associate of an
                  Acquiring   Person   (as  such  terms  are
                  defined   in   the   Rights    Agreement).
                  Accordingly,  this Right  Certificate  and
                  the Rights  represented  hereby may become
                  null   and   void  in  the   circumstances
                  specified   in   Section   7(e)   of  such
                  Agreement.

                  Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by one of its authorized officers either manually or by facsimile signature. The Right Certificates shall be countersigned by an authorized signatory of the Rights Agent either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                  In case any authorized signatory of the Rights Agent who shall have countersigned any of the Right Certificates shall cease to be such signatory before delivery by the Company, such Right Certificates, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificates had not ceased to be such signatory; and any Right Certificates may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, shall be a proper signatory of the Rights Agent to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such a signatory.

                  Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates issued hereunder, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates and the date of countersignature of each of the Right Certificates.

                  Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or following a Triggering Event, other securities, cash or other assets, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or, in the case of a transfer, such former holder) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence, as the Company shall reasonably request, of the identity of the Beneficial Owner, Affiliates or Associates of such Beneficial Owner or holder, or of any other Person with which such holder or any of such holder's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of securities of the Company. Thereupon the Rights Agent shall, subject to Section 14 and Section 20(k) hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from a Right Certificates holder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

                  Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request, and if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

                  Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Sections 9 (c), 11 (a) (iii), 23 (a) and 24 (b) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the designated office of the Rights Agent, together with payment of the aggregate Purchase Price for the total number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are then exercisable, at or prior to the earliest of (i) the close of business on July 31, 2008 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in
Section 23 hereof or (iii) the time at which all exercisable Rights are exchanged as provided in Section 24 hereof, (such earliest date being herein referred to as the "Expiration Date").

                  (b) The Purchase Price for each full share of Common Stock pursuant to the exercise of a Right shall initially be $130.00 (being $65.00 per half share of Common Stock), shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in accordance with paragraph (c) below.

                  (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed and completed, accompanied by payment of the Purchase Price for the number of shares of Common Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax, the Rights Agent shall thereupon, subject to Section 20(k), promptly (i) requisition from the Company certificates for the total number of shares of Common Stock to be purchased, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) promptly after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt promptly deliver such payment to or upon the order of the registered holder of such Right Certificate. The payment of the Purchase Price must be made by certified bank check or bank draft or money order payable to the order of the Company or the Rights Agent. In the event that the Company is obligated to issue securities, distribute property or make payment pursuant to section 11(a)(iii) hereof, the Company will make all arrangements necessary so that check, property or securities are available for issuance, distribution or payment by the Rights Agent, if and when appropriate.

                  (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of
Section 14 hereof.

                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person which whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or
(B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect the avoidance of this section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person, or any of its Affiliates, Associates or transferees hereunder.

                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner, Affiliates or Associates of such Beneficial Owner or holder, or of any other Person with which such holder or any of such holder's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company as the Company shall reasonably request.

                  Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  Section 9. Reservation and Availability of Shares of Common Stock. (a) The Company covenants and agrees that it will use every reasonable effort to reserve and make available out of its authorized and unissued shares of Common Stock (and following the occurrence of a Triggering Event, out of its authorized and unissued other securities), or out of its authorized and issued shares of Common Stock (and, following the occurrence of a Triggering Event, out of its authorized and issued other securities) held in its treasury, the number of shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) that will be sufficient to permit the exercise in full of all outstanding Rights (it being understood that any of the foregoing shares or securities may also be reserved for other purposes) or will take such other steps as are appropriate to assure that the number of such shares or securities (or their equivalents) sufficient to permit the exercise in full of all outstanding Rights will be available upon such exercise. The Company shall use every reasonable effort to obtain, as soon as practicable following the occurrence of a Triggering Event (to the extent not theretofore obtained), such regulatory approvals and take such other action as may be necessary for it to issue and/or sell securities purchasable upon the exercise of the Rights.

                  (b) So long as the shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                  (c) The Company shall use its best efforts to (i) file, as soon as practicable following the first occurrence of a Section 11(a)(ii) Event, or as soon as required by law, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under the blue sky laws of the various states. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement and shall give simultaneous written notice to the Rights Agent stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and notice to the Rights Agent at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualifications in such jurisdiction shall have been obtained.

                  (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock (and following the occurrence of a Triggering Event, other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

                  (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of the Common Stock (or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required (a) to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Right Certificates or the issuance or delivery of certificates for Common Stock (or other securities, as the case may be) in a name other than that of the registered holder of the Right Certificate evidencing Rights surrendered for exercise or (b) to issue or deliver any certificates for a number of shares of Common Stock (or other securities, as the case may be) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                  Section 10. Common Stock Record Date. Each Person in whose name any certificate for any number of shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Common Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made and shall show the date of countersignature; provided, however, that if the date of such surrender and payment is a date upon which Common Stock (or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of the Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Common Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when Common Stock (or other securities) transfer books of the Company were open, he or she would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                       (ii) Subject to Section 24 of this Agreement, in the event any Person, alone or together with its Affiliates and Associates, becomes at any time after the Rights Dividend Declaration Date, an Acquiring Person except as the result of a transaction set forth in Section 13(a) hereof, then, prior to the later of (x) the date on which the Company's rights of redemption pursuant to Section 23(a) expire, or (y) five (5) days after the date of the first occurrence of a Section 11(a)(ii) Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price for a full share of Common Stock by the number of shares of Common Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Market Price per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of the event described above in this subparagraph (ii) (such number of shares is hereinafter referred to as the "Adjustment Shares"), provided that the Purchase Price and the number of Adjustment Shares shall be further adjusted as provided in this Agreement to reflect any events occurring after the date of such first occurrence.

                       (iii) If (x) the number of shares of Common Stock which are authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), or (y) any regulatory approvals necessary for the issuance of such Common Stock have not been obtained by the Company, or (z) the issuance of Common Stock of the Company shall not then be permitted under the Company's certificate of incorporation or any applicable law or administrative or judicial regulation or order, the Company shall (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each Right, but subject to Section 9 hereof and, if and to the extent required, to the receipt by the Company of any necessary regulatory approvals, make adequate provision to substitute for the Adjustment Shares, upon exercise of the Rights and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares of preferred stock which the Board of Directors of the Company has deemed to have the same value as shares of Common Stock (such shares of preferred stock, "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and
(y) the date on which the Company's rights of redemption pursuant to Section 23(a) expire (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available and subject to receipt by the Company of any necessary regulatory approvals) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights and that any necessary regulatory approvals for such issuance could be obtained, the thirty
(30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares and/or regulatory approvals for the issuance of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken and/or additional regulatory approvals obtained pursuant to the first and/or second sentences of this subparagraph (iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, to obtain any required regulatory approvals and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement and shall give concurrent written notice to the Rights Agent stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and notice to the Rights Agent at such time as the suspension is no longer in effect. For purposes of this subparagraph (iii), the value of the Common Stock shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on the Section 11 (a) (ii) Trigger Date and the value of any Common Stock Equivalent shall be deemed to be the same as the value of Common Stock on such date. The Company shall give the Rights Agent notice of the selection of any Common Stock Equivalent under this subparagraph
(iii).

                  (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Stock (or securities having substantially the same rights, privileges and preferences as the shares of Common Stock ("Equivalent Common Stock") or convertible into Common Stock or Equivalent Common Stock) at a price per share of Common Stock or Equivalent Common Stock (or having a conversion price per share, if a security convertible into Common Stock or Equivalent Common Stock) less than the Current Market Price (as defined in Section 11(d) per share of Common Stock or Equivalent Common Stock, as the case may be) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock or Equivalent Common Stock which the aggregate offering price of the total number of shares of Common Stock or Equivalent Common Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock and/or Equivalent Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend or a dividend payable in Common Stock) or subscription rights or warrants (excluding those referred to in
Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per share of Common Stock (as defined in Section 11(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock and of which the denominator shall be such Current Market Price per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined in this paragraph (d)) immediately prior to such date and, for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during the period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite 30 Trading Day or 10 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Market Price shall be appropriately adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of the Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of the Common Stock are listed or admitted to trading or, if the shares of the Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date shall be as determined by the Board of Directors of the Company upon the advice of a nationally-recognized, independent investment banking firm selected by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close. If the Common Stock is not publicly held or not so listed or traded, "Current Market Price" per share shall mean the fair value per share as determined by the Board of Directors of the Company upon the advice of a nationally-recognized, independent investment banking firm selected by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                  (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

                  (f) If, as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in
Section 11(a) through (p), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to Common Stock shall apply on like terms to any such other shares.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares (calculated to the nearest tenth-thousandth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after the adjustment of the Purchase Price. The Company shall make a public announcement and shall give simultaneous written notice to the Rights Agent of its election to adjust the number of Rights, indicating the record date for the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subparagraph (i), the Company shall, as promptly as practicable, cause to be distributed to holders of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of a share of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such number of fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that the Board of Directors of the Company shall determine to be advisable in order that any consolidation or subdivision of shares of Common Stock, issuance wholly for cash of any shares of Common Stock at less than the Current Market Price, issuance wholly for cash of the Common Stock or securities which by their terms are convertible into or exchangeable for Common Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11 hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

                  (n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24 and 27 hereof, take (nor will it permit any of its Subsidiaries to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (o) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n)), or (iii) sell or transfer (or permit any of its Subsidiaries to sell or transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n)) if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

                  (p) Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, the Company may, in lieu of making any adjustment to the Purchase Price, the number of shares of Common Stock eligible for purchase on exercise of each Right or the number of Rights outstanding, which adjustment would otherwise be required by Section 11(a)(i), 11(b), 11(c), 11(h) or 11(i), make such other equitable adjustment or adjustments thereto as the Board of Directors (whose determination shall be conclusive) deems appropriate in the circumstances and not inconsistent with the objectives of the Board of Directors in adopting this Agreement and such Sections.

                  Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, a brief statement of the facts accounting for such adjustment and the adjusted Purchase Price, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section
26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

                  Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event that, following the Shares Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with or into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n)) and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n)) shall consolidate, merge with or into the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger and in connection with such consolidation or merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as provided in Section 7(e)) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly issued, fully paid, nonassessable and freely tradable shares of Common Stock of the Principal Party (as hereinafter defined) , not subject to any liens, encumbrances, rights of call or first refusal, or other adverse claims as shall be equal to the result obtained by (1) multiplying the then current Purchase Price for a full share of Common Stock by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a) (ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such shares for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a) (ii) Event by the Purchase Price for a full share of Common Stock in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (2) 50% of the Current Market Price per share of the Common Stock of such Principal Party (determined in the manner described in Section 11 (d) ) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall thereafter apply to such Principal Party, (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights, and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

                  (b) "Principal Party" shall mean

                         (1) in the case of any transaction  described in (x) or
(y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation and, if no securities are so issued, the Person that is the other party to the merger or consolidation; and

                         (2) in the case of any transaction  described in (z) of
the first sentence in Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (x) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another corporation the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other corporation and (y) if such Person is a Subsidiary, directly or indirectly, of more than one corporation, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such corporations is the issuer of the Common Stock having the greatest market value.

                         (3) The  Company  shall not  consummate  any Section 13
Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which are neither outstanding nor reserved for issuance to permit the exercise in full of the Rights in accordance with this
Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this
Section 13, the Principal Party

                              (i) will prepare and file a registration statement
under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

                              (ii)  will   deliver  to  holders  of  the  Rights
historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive Section 13 Events. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in
Section 13(a).

                  Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date, as determined in good faith by the Board of Directors of the Company, shall be used.

                  (b) The Company shall not be required to issue fractions of shares of Common Stock or Common Stock Equivalents upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares. In lieu of fractional shares of Common Stock or Common Stock Equivalents, the Company may pay to the registered holders of Right Certificates at the time the Rights evidenced thereby are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of Common Stock or Common Stock Equivalents. For purposes of this Section 14(b), the current market value of one share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d)) for the Trading Day immediately prior to the date of such exercise or exchange, as the case may be, and the current market value of any Common Stock Equivalent shall be the same as the current market value of the Common Stock on such date.

                  (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as otherwise permitted by this Section 14.

                  Section 15. Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

                  Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                  (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

                  (b) after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request;

                  (c) subject to Section 6 and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

                  Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of shares of Common Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised or exchanged for Common Stock in accordance with the provisions hereof.

                  Section 18. Concerning the Rights Agent. The agreements set forth in this Section 18 shall survive termination of the Agreement and the payments of all amounts hereunder. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent (including the reasonable fees and expenses of counsel), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

                  The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, instruction, adjustment notice, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

                  In  addition  to the  foregoing,  the  Rights  Agent  shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement in reliance upon (i) the proper execution of the certification appended to the Form of Assignment and the Form of Election to Purchase included as part of Exhibit B hereto (the "Certification"), unless the Rights Agent shall have actual knowledge that, as executed, the Certification is untrue or (ii) the non-execution or failure to complete the Certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such nonexecution or failure.

                  Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Senior Vice President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct. The issuance or non-issuance of a Right Certificate or Common Stock or other security issued in lieu of Common Stock in accordance with instructions given to the Rights Agent by the Company pursuant to Section 20(k) hereof or in accordance with the terms hereof shall not constitute negligence, bad faith or willful misconduct.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of
Section 11 or 13 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Common Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any one of the Chairman of the Board, the President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. An application by the Rights Agent for instructions may set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties and obligations under this Agreement and the date on and/or after which such action shall be taken, and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than one Business Day after the Company receives such application) without the consent of the Company unless, prior to taking or omitting such action, the Rights Agent has received written instructions in response to an application specifying the actions to be taken or omitted.

                  (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection thereof.

                  (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, either has not been completed or does not indicate an affirmative response, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting the Company. The Company shall give the Rights Agent prompt written instructions as to the action to be taken regarding the Right Certificates involved. The Rights Agent shall not be liable for acting in accordance with such instructions.

                  Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company by registered or certified mail, and, at the Company's expense, to the holders of the Right Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the Company shall become the temporary Rights Agent and the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust powers, is subject to supervision or examination by federal or state authority, and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $25 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Predecessor Rights Agent shall be released and discharged from any and all further responsibility incurred after its termination as Rights Agent.

                  Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

                  Section 23. Redemption and Termination. (a) The Board of Directors of the Company, upon the affirmative vote of three-fourths of the entire Board of Directors, may, at its option, at any time prior to the earlier of (x) the close of business on the tenth day following the Shares Acquisition Date (or if the Shares Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth day following the Record Date), or (y) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), and the Company may, at its option, pay the Redemption Price either in shares of its Common Stock (valued at their Current Market Price as defined in Section 11(d) on the date of the redemption), other securities, cash or other assets. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired.

                  (b) In deciding whether or not to exercise the Company's right of redemption hereunder, the Board of Directors of the Company shall act in good faith, in a manner they reasonably believe to be in the best interests of the Company and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances, and they may consider the long-term and short-term effects of any action upon employees, customers and creditors of the Company and upon communities in which offices or other establishments of the Company are located, and all other pertinent factors.

                  (c) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23, and other than in connection with the repurchase of Common Stock prior to the Distribution Date.

                  Section 24. Exchange. (a) The Board of Directors of the Company, upon the affirmative vote of three-fourths of the entire Board of Directors, may, at its option but subject to the receipt by the Company of any required regulatory approvals, at any time and from time to time on or after a
Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the "Exchange Ratio").

                  (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

                  (c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding, or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or for issuance upon exchange of the Rights, subject, however, to Section 24(d) hereof.

                  (d) In any exchange pursuant to this Section 24, the Company, at its option but subject to the receipt by the Company of any required regulatory approvals, may substitute for any share of Common Stock exchangeable for a Right (i) Common Stock Equivalents, (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, having an aggregate value which three-fourths of the entire Board of Directors of the Company shall have determined in good faith to be equal to the Current Market Price of one share of Common Stock (determined pursuant to Section 11(d) hereof) on the Trading Day immediately preceding the date of exchange pursuant to this
Section 24.

                  Section 25. Notice of Certain Events. In case the Company shall propose at any time following the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular periodic cash dividend), or (b) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of Common Stock (other than a reclassification involving only the subdivision of outstanding Common Stock), or
(d) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof), or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right, in accordance with
Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or Rights, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least twenty (20) days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20)) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock, whichever shall be the earlier.

                  In case a Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right, to the extent feasible and in accordance with Section 26 a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under
Section 11(a)(ii).

                  Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (unless and until another address is filed in writing with the Rights Agent) as follows:

                           National Fuel Gas Company
                           10 Lafayette Square
                           Buffalo, New York 14203
                           Attention: Corporate Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                                    HSBC Bank USA
                                    140 Broadway
                                    12th Floor
                                    Issuer Services
                                    New York, New York  10005-1180

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

                  Section 27. Supplements and Amendments. Prior to the earlier of the Distribution Date or the Shares Acquisition Date and subject to the penultimate sentence of this Section 27, the Company may from time to time supplement or amend this Agreement in writing without the approval of any holders of Right Certificates; provided that any such supplement or amendment shall have been approved by the affirmative vote of three-fourths of the entire Board of Directors. From and after the earlier of the Distribution Date or the Shares Acquisition Date, and subject to the penultimate sentence of this Section 27, the Company, pursuant to a like three-fourths vote of its Board of Directors, may from time to time supplement or amend this Agreement in writing without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to lengthen the time period during which the Rights may be redeemed following the Shares Acquisition Date for up to an additional twenty days beyond the time period set forth in Section 23 (a), or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment shall be made on or after the Distribution Date which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of shares of Common Stock for which a Right is then exercisable. Prior to the earlier of the Shares Acquisition Date or the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

                  Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 29. Determinations and Actions by the Board of Directors. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial owner, shall be made in accordance with the provisions of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement); and, where specifically prescribed herein, such Board actions, calculations, interpretations and determinations shall be undertaken or made only pursuant to the affirmative vote of three-fourths of the entire Board of Directors. All such actions, calculations, interpretations and determinations (including, for the purpose of clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties, and (ii) not subject the Board to any liability to the holders of the Right Certificates.

                  Section 30. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

                  Section 31. Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23, hereof, if then expired, shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

                  Section  32.  Governing  Law.  This  Agreement  and each Right
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Notwithstanding anything to the contrary contained herein, any dispute regarding the carrying out of its obligations hereunder by the Rights Agent shall be governed by the laws of New York.

                  Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.




                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[SEAL]
                                  NATIONAL FUEL GAS COMPANY



                                  By:/s/Philip C. Ackerman
                                     -----------------------------
                                  Name: Philip C. Ackerman
                                  Title:   Senior Vice President

Attest:/s/Anna Marie Cellino
       -----------------------
By:
        Name: Anna Marie Cellino
        Title: Secretary




[SEAL]
                                  HSBC BANK USA



                                  By:/s/Peter S. Wolfrath
                                     ---------------------------
                                  Name: Peter S. Wolfrath
                                  Title: Assistant Vice President


Attest:

By:    /s/Anthony R. Bufinsky
       ------------------------
        Name: Anthony R. Bufinsky
        Title: Corporate Trust Officer

                                                                    EXHIBIT A


[Form of Right Certificate]
Certificate No. R-                                        ____________ Rights


NOT EXERCISABLE AFTER JULY 31, 2008 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS MAY NOT BE EXERCISABLE AND THE RIGHTS AGREEMENT MAY BE AMENDED WITHOUT THE APPROVAL OF THE RIGHTS OWNERS.

NATIONAL FUEL GAS COMPANY

Right Certificate


         This certifies that, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of June 12, 1996, as the same may from time to time be amended in accordance with its terms (as amended, the "Rights Agreement") between National Fuel Gas Company, a New Jersey corporation (the "Company") and _______________________ (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Buffalo, New York time) on July 31, 2008 at the designated office of the Rights Agent, or its successors as Rights Agent, in _____________, New York, one-half of one fully paid, nonassessable share of the Common Stock, $1.00 par value (the "Common Stock"), of the Company, at a purchase price of $130.00 per share (the "Purchase Price"), being $65.00 per half share, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related certificate duly executed, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ___________________, based on the Common Stock of the Company as constituted at such date.

                  Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who after such transfer, became an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such
Section 11(a)(ii) Event.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Common Stock (or, in certain circumstances, other securities) which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

                  This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent, and at the executive offices of the Company.

                  This Right Certificate, with or without other Right Certificates, upon surrender at the designated office of the Rights Agent, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (a) may be redeemed by the Company at its option at a redemption price of $.01 per Right prior to the earlier of the close of business on (i) the tenth day following the Shares Acquisition Date and (ii) the Final Expiration Date or (b) may be exchanged in whole or in part for shares of Common Stock and/or other securities, cash or other assets of the Company deemed to have the same value as shares of Common Stock, at any time after a Section 11(a)(ii) Event. The Rights Agreement may be amended without the approval of the holders of the Rights as and to the extent set forth therein.

                  No fractional shares of Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged for Common Stock as provided in the Rights Agreement.

                  This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _____________________.





[SEAL]                                  NATIONAL FUEL GAS COMPANY

                                        By:____________________________
                                            Name
                                            Title

ATTEST:



By: _______________________________
     Name:
     Title:


                                        Countersigned:


                                        -----------------------,
                                        as Rights Agent


                                        By:_________________________
                                           Authorized Signature


                                        Date:

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

----------------------

(To be executed by the registered holder if such holder desires to transfer the Right Certificates.)


                                    FOR VALUE RECEIVED _________________  hereby

sells, assigns and transfers unto ______________________________________________
                                  (please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:_____________________


_____________________________ Signature

Signature Guaranteed:

(Signatures must be guaranteed.)

CERTIFICATE

______________________


                           The  undersigned  hereby  certifies  by checking  the
appropriate space that:

                  Exercising this Right Certificate will ____ will not _____ enable the undersigned, its Affiliates, its Associates and/or any other Person with which the undersigned or any of the undersigned's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of securities of the Company to obtain, individually or in the aggregate, beneficial ownership of Common Stock or other securities that have 10% or more of the aggregate voting power of the outstanding shares of the Common Stock and other securities having voting power.


Dated: ___________________        ___________________________
                                  Signature

Signature Guaranteed:

(Signatures must be guaranteed.)

NOTICE

         The  signature  to  the  foregoing   Assignment  and  Certificate  must
correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights evidenced by the Right Certificate.)


To National Fuel Gas Company:

         The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase the shares of Common Stock issuable upon the exercise of such Rights (or such other securities of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other taxpayer identifying number

------------------------------------------------------------------------------
(Please print name and address)

         If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:


Please insert social security or other taxpayer identifying number

------------------------------------------------------------------------------
(Please print name and address)

------------------------------------------------------------------------------

Dated: ___________, ____


---------------------------------
Signature


Signature Guaranteed:
(Signatures must be guaranteed.)

SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK                    EXHIBIT B

                  On March 19, 1996, the Board of Directors (the "Board") of National Fuel Gas Company (the "Company") authorized the Company to enter into the Rights Agreement, dated as of June 12, 1996 (the "Original Rights Agreement"), between the Company and Marine Midland Bank, as rights agent. In connection therewith, the Board authorized and declared a dividend distribution of one right (collectively, the "Rights") for each outstanding share of Common Stock, $1.00 par value, of the Company (the "Common Stock"). Rights were distributed to the holders of record of Common Stock outstanding at the close of business on July 31, 1996 (the "Record Date"), the record date established by the Board on June 13, 1996. Each Right entitles the registered holder to purchase from the Company one-half of a share of Common Stock at a price of $130 per share (the "Purchase Price"), being $65.00 per half share, subject to adjustment.

                  On September 17, 1998, the Board approved certain amendments to the Original Rights Agreement and authorized the Company to enter into an Amended and Restated Rights Agreement to reflect those amendments. On April 30, 1999, the Company entered into the Amended and Restated Rights Agreement, dated as of April 30, 1999 (the Original Rights Agreement, as amended and restated, being hereinafter referred to as the "Rights Agreement"), with HSBC Bank USA, (formerly known as Marine Midland Bank), as rights agent. Among the amendments made to the Original Rights Agreement are (i) a two-year extension of the term of the Rights Agreement to July 31, 2008, (ii) the qualification of certain obligations of the Company under the Rights Agreement by reference to any regulatory approvals that may be required in connection therewith, and (iii) in connection with the voting standard required under the Rights Agreement for certain Board actions, the substitution of the affirmative vote of three-fourths of the entire Board for the "Independent Director" vote required under the Original Rights Agreement.

Currently, the Rights are attached to all Common Stock certificates representing shares presently outstanding and the Rights will be attached to any new Common Stock certificates representing shares hereafter issued.

Distribution Date; Transfer of Rights
-------------------------------------

         Until the earlier to occur of (i) ten days following the date (the "Shares Acquisition Date") of the public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of Common Stock or other voting securities ("Voting Stock") that have 10% or more of the voting power of the outstanding shares of Voting Stock or (ii) ten days following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in such person acquiring, or obtaining the right to acquire, beneficial ownership of Voting Stock having 10% or more of the voting power of the outstanding shares of

Voting Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Company's Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Company's Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of the Company's Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Company's Common Stock certificates outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Company's Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of Business on July 31, 2008, unless earlier redeemed or exchanged by the Company as described below.

Exercise of Rights for Common Stock of the Company
--------------------------------------------------

         Subject to redemption or exchange of the Rights, at any time following the Distribution Date, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right then in effect. Notwithstanding any of the foregoing, following the occurrence of such event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

Exercise of Rights for Shares of the Acquiring Company
------------------------------------------------------

         In the event that, at any time following the Shares  Acquisition  Date,
(i) the Company is acquired in a merger or other business combination transaction, or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, Common Stock of the acquiring company having a value equal to two times the Purchase Price of the Right then in effect.

Adjustments to Purchase Price
-----------------------------

         The Purchase Price payable, and the number of shares of Common Stock (or other securities, as the case may be) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for or purchase shares of the Common Stock or convertible securities at less than the then Current Market Price of the Common Stock or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in the Common Stock) or of subscription rights or warrants (other than those referred to above). Prior to the Distribution Date, the Board of Directors of the Company may make such equitable adjustments as it deems appropriate in the circumstances in lieu of any adjustment otherwise required by the foregoing.

         With certain exceptions, no adjustment in the Purchase Price will be required until the earlier of (i) three years from the date of the event giving rise to such adjustment or (ii) the time at which cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

Redemption and Exchange of Rights
---------------------------------

         At any time prior to 5:00 P.M. Buffalo, New York time on the tenth day following the Shares Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The decision to redeem shall require the affirmative vote of three-fourths of the entire Board of Directors. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, the Company shall make announcement thereof, and upon such action, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         At any time after the occurrence of the event set forth under the heading "Exercise of Rights for Common Stock of the Company" above, the Board of Directors, acting by the affirmative vote of three-fourths of the entire Board of Directors, may exchange the Rights (other than Rights owned by an Acquiring Person, which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, and/or other securities, cash or other assets deemed to have the same value as one share of Common Stock, per Right, subject to adjustment.

         Until a Right is exercised or exchanged for Common Stock, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock or other consideration of the Company or for the stock of the Acquiring Person as set forth above, or are exchanged as provided in the preceding paragraph.

Amendments to Terms of the Rights
---------------------------------

         Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company without the consent of the holders of the Rights prior to the Distribution Date; provided that any such amendment is approved by the affirmative vote of three-fourths of the entire Board of Directors. Thereafter, the provisions of the Rights Agreement may be amended by the Board of Directors, acting by a like three-fourths vote, in order to cure any ambiguity, defect or inconsistency, or to make changes which do not adversely affect the interests of holders of Rights (excluding the interest of any Acquiring Person); provided, however, that no supplement or amendment may be made on or after the Distribution Date which changes those provisions relating to the principal economic terms of the Rights. The Board of Directors may also, by a like three-fourths vote, extend the redemption period for up to an additional 20 days.



         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated June 12, 1996. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

                             CERTIFICATE PURSUANT TO
                       SECTION 27 OF THE RIGHTS AGREEMENT



         Pursuant to Section 27 of the Rights Agreement, dated as of June 12, 1996 (the "Rights Agreement"), by and between National Fuel Gas Company, a New Jersey corporation (the "Company"), and HSBC Bank USA, formerly known as Marine Midland Bank, as Rights Agent (the "Rights Agent"), the undersigned hereby certifies to the Rights Agent that:

            (i) He is duly elected and acting Assistant Secretary of the Company and is duly authorized to make this certification on its behalf;

           (ii) Attached hereto is a true, correct and complete copy of an Amended and Restated Rights Agreement, dated as of April 30, 1999 (the "Amendment");

         (iii) The Amendment has been duly authorized by the Board of Directors of the Company, has been duly executed on behalf of the Company by a duly authorized officer, and is in compliance with the terms of Section 27 of the Rights Agreement.


         IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the 22nd day of April, 1999.




                                      NATIONAL FUEL GAS COMPANY



                                      By: ____________________________
                                          James R. Peterson
                                          Assistant Secretary

                                                     April 22, 1999





HSBC Bank USA
140 Broadway
12th Floor
Corporate Trust Services
New York NY  10005-1180

                  RE:      NATIONAL FUEL GAS COMPANY
                           AND HSBC BANK USA
                           Rights Agreement
                           Amended and Restated as of April 30, 1999

Gentlemen:

                  Enclosed are two originals of the Rights Agreement between National Fuel Gas Company and HSBC Bank USA. Please have an office sign both originals and return one to me. Pursuant to Section 27 of the Rights Agreement, I am also enclosing a signed certificate.


                                                     Very truly yours,



                                                     James R. Peterson



Enc.